                                                                Exhibit 10.7


                             RED HAT SOFTWARE, INC.

                           FIRST AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

     This First Amended and Restated Investors Rights Agreement dated as of February 25, 1999 (the "Agreement") is entered into by and among Red Hat Software, Inc., a Delaware corporation (the "Company"), the entities listed on the signature pages hereto under the heading "Existing Investor" (the "Existing Investors"), the entities listed on the signature pages hereto under the heading "New Investor" (the "New Investors"), the entities who execute a counterpart signature page to this Agreement (the "Additional Investors," and together with the Existing Investors and the New Investors, the "Investors") and the persons listed on the signature pages hereto under the heading "Founders" (the "Founders").

                                    Recitals

     A. The Company, the Founders and certain Investors are parties to that certain Investor Rights Agreement dated as of September 29, 1998 (the "Investor Rights Agreement");

     B. Certain Investors are purchasing, concurrently herewith, shares of capital stock of the Company pursuant to the Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

     C. The execution and delivery of this Agreement is a condition to the execution and delivery of the Purchase Agreement; and

     D. The parties to the Investor Rights Agreement desire to amend and restate the Investor Rights Agreement on the terms and conditions set forth herein.

                                    Agreement

     In consideration of the mutual covenants contained herein and the consummation of the sale and purchase of shares of capital stock of the Company pursuant to the Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Certain Definitions.

          As used in this Agreement, the following terms shall have the following respective meanings:

          "Batten Trust" means Frank Batten, Jr., Frank Batten, Louis F. Ryan, trustees of the Frank Batten, Jr., Trust under a Trust Agreement dated April 11, 1988, as amended.

          "Batten GRAT" means the 1998 Frank Batten, Jr. Grantor Annuity Trust.
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                                      -2-


          "Batten Affiliates" means the Batten GRAT, the Batten Trust, Frank Batten, Jr., his wife and issue, any trust of which Frank Batten, Jr. is the trustee or which is created for the benefit of Frank Batten, Jr., his wife or issue, or any entity or person controlled by Frank Batten, Jr.

          "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, $.0001 par value per share, of the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Founder Shares" means all shares of Common Stock held by the Founders, whether now owned or subsequently acquired.

          "Initiating Holders" means the Stockholders initiating a request for registration pursuant to Section 2(a) or 2(b), as the case may be.

          "Initial Public Offering" means the initial firm-commitment underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

          "Other Holders" shall have the meaning set forth in Section 2.1(d).

          "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registration Expenses" means the expenses described in Section 2.4.

          "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities acquired by the Investors, (iii) the Founder Shares, (iv) the shares of Common Stock acquired by certain Investors pursuant to a Common Stock Purchase Agreement dated as of September 29, 1998, (v) the shares of Common Stock acquired by certain Investors pursuant to a Common Stock Purchase Agreement dated as of the date hereof and (vi) any other shares of Common Stock
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                                      -3-


issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity unless, by virtue of Section 4 of this Agreement, such person or entity is entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Selling Stockholder" means any Stockholder owning Registrable Shares included in a Registration Statement.

          "Shares" means (a) the 6,801,400 outstanding shares of Series A Convertible Preferred Stock of the Company; (b) the 8,116,550 outstanding shares of Series B Convertible Preferred Stock of the Company; and (c) the shares of Series C Convertible Preferred Stock issued pursuant to the Purchase Agreement.

          "Stockholders" means (i) the Investors (including any persons or entities to whom the rights granted under this Agreement are transferred by the Investors, their successors or assigns pursuant to Section 4 hereof) and (ii) the Founders.

     2. Registration Rights

          2.1 Required Registrations.

               (a) At any time after the earlier of (x) February 25, 2002 or (y) six months after the closing of the Initial Public Offering, a Stockholder or Stockholders (excluding the Founders) holding in the aggregate at least 35% of the Registrable Shares (excluding the Registrable Shares held by the Founders) may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate value of at least $5,000,000 (based on the then current market price or fair value).

               (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders (excluding the Founders) holding in the aggregate at least 20% of the Registrable Shares (excluding the Registrable Shares held by the Founders) may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $1,000,000 (based on the then current public market price).
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                                      -4-


               (c) Upon receipt of any request for registration pursuant to this
Section 2, the Company shall promptly give written notice of such proposed registration to all other Stockholders (including the Founders). Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2(d) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register (provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form)).

               (d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Stockholder's participation in such underwriting on the terms set forth herein.

                    If the Company desires that any officers or directors of the Company holding securities of the Company be included in any registration for an underwritten offering requested pursuant to Section 2.1(d) or if other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Holders") request such inclusion, the Company may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with all Stockholders, officers, directors and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Stockholders materially greater than the obligations of the Stockholders pursuant to Section 2.5. Notwithstanding any other provision of this Section 2.1(d), if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would adversely affect the offering, the securities of the Company held by officers or directors of the Company (other than Registrable Shares) and the securities held by Other Holders (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and if a further limitation of the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all holders of Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them at the time of the request for registration made by the Initiating Holders pursuant to Section 2.1(a) or (b), as the case may be. If any holder of Registrable Shares, officer, director or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be
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                                      -5-


withdrawn from registration. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

               (e) The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to
Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld.

               (f) The Company shall not be required to effect more than two registrations pursuant to Section 2.1(a). In addition, the Company shall not be required to effect more than three registrations pursuant to Section 2.1(b) in any 12-month period. Moreover, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company. For purposes of this Section 2.1(f), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to
Section 2.4).

               (g) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

          2.2 Incidental Registration.

               (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 2.2(b). Upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.
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                                      -6-


               (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to
Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company, Other Holders, and any officers or directors distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by officers and directors of the Company (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter; and, if a further limitation on the number of shares is required, the Registrable Shares held by the Founders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter; and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders (other than the Founders) and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.2(a). If any Stockholder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares or any officer, director or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (c) Notwithstanding the foregoing, the Company shall not be required, pursuant to this Section 2.2, to include any Registrable Shares in a Registration Statement (other than in the Initial Public Offering) if such Registrable Shares can then be sold pursuant to Rule 144(k) under the Securities Act and represent less than 1% of the then outstanding shares of Common Stock.

          2.3 Registration Procedures.

               (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:
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                                      -7-


                    (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for 120 days from the effective date or such lesser period until all such Registrable Shares are sold;

                    (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 120 days from the effective date or such lesser period until all such Registrable Shares are sold;

                    (iii) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                    (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                    (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                    (vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                    (vii) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                    (viii) as expeditiously as possible, notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such

Registration Statement has been filed; and

                    (ix) furnish, at the request of any Selling Stockholder, on the date that such Registrable Shares are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Selling Stockholders, addressed to the underwriters, if any, and to the Selling Stockholders and (B) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Selling Stockholders, addressed to the underwriters, if any, and to the Selling Stockholders.

               (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

               (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this
Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 90 days in any 365-day period.

          2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1(a) is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders (not to exceed $10,000 in the aggregate), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

          2.5 Indemnification and Contribution.

               (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

               (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

               (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.5, (i) in no case shall any one Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

          2.6 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

          2.7 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

          2.8 "Stand-Off" Agreement; Confidentiality of Notices. Each Stockholder, except Intel, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company, agrees not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period of 180 days following the effective date of a Registration Statement; provided, that:

               (a) such agreement shall only apply to the initial public offering of Common Stock of the Company sold in an underwritten offering; and

               (b) all stockholders of the Company then holding at least 1% of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements or are otherwise bound by similar provisions.

          The Company may impose stop-transfer instructions with respect to the Registrable Shares, other than those held by Intel, or other securities subject to the foregoing restriction until the end of such 180-day period.

          Intel agrees that, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company, it will enter into a customary market "Stand Off" agreement for a period of 180 days following the effective date of a Registration Statement.

          Any Stockholder receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

          2.9 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of the Founders holding at least 66-2/3% of the Registrable Shares then held by all Founders and Stockholders (excluding the Founders) holding at least 66-2/3% of the Registrable Shares then held by all Stockholders (excluding the Registrable Shares held by the Founders), enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless (a) such rights to include securities in a registration initiated by the Company or by Stockholders are not more favorable than the rights granted to Other Holders under Sections 2.1 and 2.2 of this Agreement, and (b) any such rights to initiate a registration provide that Stockholders are entitled to include Registrable Shares on a pro rata basis with such holders based on the number of shares of Common Stock (on an as-converted basis) owned by Stockholders and such holders.

          2.10 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

               (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

          2.11 Termination. All of the Company's obligations to register Registrable Shares under Sections 2.1 and 2.2 of this Agreement shall terminate three years after the closing of the Initial Public Offering.

     3. Right Of First Refusal

          3.1 Rights of Investors

               (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange,
(i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Section
3.1. The Company shall deliver to each Investor a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and
(iv) offer to issue and sell to or exchange with such Investor (A) a pro rata portion of the Offered Securities determined by dividing the aggregate number of shares of Common Stock then held by such Investor (giving effect to the conversion of all shares of convertible preferred stock then held) by the total number of shares of Common Stock then outstanding (giving effect to the conversion of all outstanding shares of convertible preferred stock and the exercise of all vested options) (the "Basic Amount"), and (B) any additional portion of the Offered Securities attributable to the Basic Amounts of other Investors as such Investor shall indicate it will purchase or acquire should the other Investors subscribe for less than their Basic Amounts (the "Undersubscription Amount"). For purposes of the foregoing paragraph, the number of shares of Common Stock (on an as-converted basis) held by the Batten Trust and the Batten GRAT shall be aggregated with each other and all shares held by the other Batten Affiliates, and the Batten Affiliates may assign, inter se, the purchase rights provided under this section.

               (b) To accept an Offer, in whole or in part, an Investor must deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of the Investor's Basic Amount that such Investor elects to purchase and, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Investor elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Investors are less than the total of all of the Basic Amounts available for purchase, then each Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all of the Basic Amounts available for purchase and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Investor bears to the total Undersubscription Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

               (c) The Company shall have 90 days from the expiration of the period set forth in Section 3.1(b) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the "Refused Securities"), but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

               (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3.1(c) above), then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 3.1(b) above multiplied by a fraction,
(i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Investors pursuant to Section 3.1(b) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors in accordance with Section 3.1(a) above.

               (e) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) above if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investors and their respective counsel.

               (f) Any Offered Securities not acquired by the Investors or other persons in accordance with Section 3.1(c) above may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Agreement.

               (g) The rights of the Investors under this Section 3 shall not apply to:

                    (i) any shares of the Company's Series C Convertible Preferred Stock issued pursuant to the Purchase Agreement;

                    (ii) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                    (iii) the issuance of any shares of Common Stock upon conversion of shares of convertible preferred stock;

                    (iv) the issuance of up to 3,717,400 shares of Common Stock, or such greater number as is approved by vote of not less than a majority of the non-employee directors of the Company, or the grant of options therefor, including shares issued upon exercise of options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than a majority of the Board of Directors of the Company (it being understood that any shares subject to options that expire or terminate unexercised shall not count towards the maximum number set forth in this clause (iii));

                    (v) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

                    (vi) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act;

                    (vii) securities issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution, in each case approved by a vote of not less than a majority of the non-employee members of the Board of Directors of the Company; or

                    (viii) securities issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements, in each case approved by a vote of not less than a majority of the non-employee members of the Board of Directors of the Company.

          3.2 Termination. This Section 3 shall terminate upon the earlier of the following events:

               (a) The sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise; or

               (b) The closing of the Initial Public Offering.

     4. Transfers of Rights. This Agreement, and the rights and obligations of each Investor, may be assigned by such Investor to any person or entity to which at least 25% of the Shares owned by such Investor as of the date hereof are transferred, and such transferee shall be deemed an "Investor" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound by the terms hereof. No such transfer shall be permitted by any Investor pursuant to this Section 4 to any person or entity that a majority of the non-employee members of the Board of Directors deem to be a competitor of the Company. The foregoing notwithstanding, the rights and obligations of a Batten Affiliates hereunder may be assigned to any Batten Affiliate without regard to the number of Shares transferred.

     5. General.

          5.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          5.2 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

          5.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

          5.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

               If to the Company, by mail to: P. O. Box 13588, Research Triangle Park, NC 27709, Attention: President, or by overnight courier to: 2600 Meridian Parkway, Durham, NC 27713, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Testa, Hurwitz & Thibeault LLP, 125 High Street, Boston, MA 02110, Attn: William J. Schnoor, Jr., Esq.;

               If to an Investor, at the address set forth on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Investor; or

               If to a Founder, at the address set forth below such Founder's signature to this Agreement.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

          5.5 Complete Agreement.

               (a) This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

               (b) The Investor Rights Agreement dated September 29, 1998 by and among the Company, the Founders certain Investors is hereby terminated and is superseded in all respects by this Agreement. Each party to such terminated agreement hereby waives any right it may have had under such agreement with respect to the issuance and sale by the Company of the shares of Series C Convertible Preferred Stock pursuant to the Purchase Agreement.

          5.6 Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Shares held by all of the Stockholders; provided, that Section 3 hereof may be amended or waived with the written consent of the Stockholders (excluding the Founders) holding at least 66-2/3% of the Registrable Shares held by the Stockholders (excluding the Registrable Shares held by the Founders); provided further that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 5.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          5.7 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

          5.8 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures. Each purchaser of shares of the Company's Series C Convertible Preferred Stock shall become a party to this Agreement upon the closing of its purchase of such shares and its execution of a counterpart signature page to this Agreement.

          5.9 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

          5.10 Board Observer.

               (a) So long as Intel Corporation ("Intel"), together with its majority owned subsidiaries, holds twenty-five percent (25%) of the Registrable Shares purchased by Intel on September 29, 1998 (such number to be proportionately adjusted for stock splits, stock dividends, and similar events), the Company will permit a representative of Intel (the "Observer"), to attend all meetings of the Company's Board of Directors and all committees thereof (whether in person, telephonic or other) in a non-voting, observer capacity and shall provide to Intel or the Observer, concurrently with the members of the Board of Directors and in the same manner, notice of such meeting and a copy of all materials provided to such members, except for Intel Restricted Information, as defined in Section 5(j)(iii) below.

               The Company acknowledges that Intel will likely have, from time to time, information that may be of interest to the Company ("Information") regarding a wide variety of matters including, by way of example only, (i) Intel's technologies, plans and services, and plans and strategies relating thereto, (ii) current and future investments Intel has made, may make, may consider or may become aware of with respect to other companies and other technologies, products and services, including, without limitation, technologies, products and services that may be competitive with the Company's, and (iii) developments with respect to the technologies, products and services, and plans and strategies relating thereto, of other companies, including, without limitation, companies that may be competitive with the Company. The Company recognizes that a portion of such Information may be of interest to the Company. Such Information may or may not be known by the Observer. The Company, as a material part of the consideration for this Agreement, agrees that Intel and its Observer shall have no duty to disclose any Information to the Company or permit the Company to participate in any projects or investment based on any Information, or to otherwise take advantage of any opportunity that may be of interest to the Company if it were aware of such Information, and hereby waives, to the extent permitted by law, any claim based on the corporate opportunity doctrine or otherwise that could limit Intel's ability to pursue opportunities based on such Information or that would require Intel or Observer to disclose any such Information to the Company or offer any opportunity relating thereto to the Company.

               (b) Notwithstanding anything to the contrary in the foregoing, the right to attend Board of Directors meetings and receive the information described herein shall not apply to any portion of any such meeting or information involving: (i) the presentation or discussion at Board of Director meetings of Intel Restricted Information and (ii) the presentation of information or discussion at Board of Directors meetings involving material matters which, if provided to or attended by Intel, would, in the reasonable opinion of the Company's Board of Directors, jeopardize the attorney client privilege that would otherwise be afforded to such information or meeting.

               (c) Intel Restricted Information as used herein shall be defined as information or analysis involving any topic with respect to which, in the reasonable judgment of a majority of the members of the Company's Board of Directors, present and acting throughout, the presence of the Observer or the provision of any such information or analysis to the Observer would inhibit deliberations by the Company's Board of Directors on a material matter or would otherwise be materially injurious to the Company in such circumstances.

               (d) Exchanges of confidential and proprietary information between the Company and the Intel Board Observer shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 72897, dated April 27, 1998, executed by the Company and Intel, and a blanket Confidential Information Transmittal Record (the "CITR") in the form attached hereto as Exhibit A, which CITR need only be executed once, and shall govern all such exchanges of confidential and proprietary information.

          5.11 Confidentiality. The parties hereto agree to be bound by the confidentiality and non-disclosure provisions set forth in Section 7 of the Purchase Agreement.

          5.12 Effectiveness. This Agreement shall become effective upon its execution by the Company, the New Investors and the holders of 66-2/3% of the Registrable Shares held, immediately prior to the execution of the Purchase Agreement, by the Founders and the Existing Investors. Upon the effectiveness of this Agreement, any Existing Investor who has not executed this Agreement shall be entitled to all benefits conferred upon the Investors hereunder as an intended third party beneficiary.



              [The remainder of this page intentionally left blank]

             -First Amended and Restated Investors Rights Agreement-


          IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.

                                        COMPANY:

                                        RED HAT SOFTWARE, INC.


                                        By: /s/ Robert F. Young
                                            ------------------------------------
                                        Name: Robert F. Young
                                              ----------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------

             -First Amended and Restated Investors Rights Agreement-


                                        EXISTING INVESTOR:

                                        GREYLOCK IX LIMITED PARTNERSHIP
                                        One Federal Street
                                        Boston, MA  02110

                                        By: Greylock IX GP Limited Partnership


                                        By: /s/ William S. Kaiser
                                            ------------------------------------
                                        Title: General Partner

                                        with copies of notices to:

                                        Patrick J. Rondeau, Esq.
                                        Hale & Dorr LLP
                                        60 State Street
                                        Boston, MA 02109

             -First Amended and Restated Investors Rights Agreement-


                                        EXISTING INVESTOR:

                                        BENCHMARK CAPITAL PARTNERS II, L.P.
                                        as nominee for
                                        Benchmark Capital Partners, II, L.P.
                                        Benchmark Founders' Fund II, L.P.
                                        Benchmark Founders' Fund II-A, L.P.
                                        Benchmark Members' Fund II, L.P.
                                        2480 Sand Hill Road, Suite 2000
                                        Menlo Park, CA 94025

                                        By: Benchmark Capital Management
                                        Co. II, L.L.C., its general partner


                                        By: /s/ Kevin Harvey
                                            ------------------------------------
                                        Title: Managing Member

                                        with copies of notices to:

                                        Patrick J. Rondeau, Esq.
                                        Hale & Dorr LLP
                                        60 State Street
                                        Boston, MA 02109

             -First Amended and Restated Investors Rights Agreement-


                                        EXISTING INVESTOR:

                                        INTEL CORPORATION
                                        Attn: M&A Portfolio Manager
                                        2200 Mission College Blvd., SC4-210
                                        Santa Clara, CA  95052

                                        By: /s/ Arvind Sodhani
                                            ------------------------------------
                                        Name: Arvind Sodhani
                                              ----------------------------------
                                        Title: Vice President and Treasurer
                                               ---------------------------------

                                        with copies of notices to:

                                        Intel Corporation
                                        Attn: General Counsel
                                        2200 Mission College Blvd.
                                        Santa Clara, CA  95052

             -First Amended and Restated Investors Rights Agreement-


                                        EXISTING INVESTOR:

                                        NETSCAPE COMMUNICATIONS
                                        CORPORATION
                                        501 E. Middlefield Road
                                        Mountain View, CA  94043


                                        By: /s/ Peter L.S. Currie
                                            ------------------------------------
                                        Name: Peter L.S. Currie
                                              ----------------------------------
                                        Title: EVP and CAO
                                               ---------------------------------

             -First Amended and Restated Investors Rights Agreement-


                                        EXISTING INVESTOR:

                                        THE 1998 FRANK BATTEN, JR.,
                                        GRANTOR ANNUITY TRUST
                                        c/o Frank Batten, Jr.
                                        Landmark Communications
                                        150 Brambleton Avenue
                                        Norfolk, VA 23510-2075

                                        By: /s/ Frank Batten, Jr.
                                            ------------------------------------
                                        Title:  Trustee

                                        with copies of notices to:

                                        Guy R. Friddell, III, Esq.
                                        Willcox & Savage, P.C.
                                        1800 Nationsbank Center
                                        One Commercial Place
                                        Norfolk, VA 23510-2197



                                        FRANK BATTEN, JR., FRANK BATTEN,
                                        LOUIS F. RYAN, TRUSTEES OF THE FRANK
                                        BATTEN, JR. TRUST UNDER A TRUST
                                        AGREEMENT DATED APRIL 11, 1988,
                                        AS AMENDED
                                        c/o Frank Batten, Jr.
                                        Landmark Communications
                                        150 Brambleton Avenue
                                        Norfolk, VA 23510-2075

                                        By: /s/ Frank Batten, Jr.
                                            ------------------------------------
                                        Title:  Trustee

                                        with copies of notices to:

                                        Guy R. Friddell, III, Esq.
                                        Willcox & Savage, P.C.
                                        1800 Nationsbank Center
                                        One Commercial Place
                                        Norfolk, VA 23510-2197

             -First Amended and Restated Investors Rights Agreement-


                                        NEW INVESTOR:

                                        INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION
                                        Attn: Mr. Robert Dutton
                                        Route 100
                                        Somers, NY 10589

                                        By: /s/ Alfred W. Zollar
                                            ------------------------------------
                                        Name: Alfred W. Zollar
                                              ----------------------------------
                                        Title: General Manager, NCSD
                                               ---------------------------------

                                        with copies of notices to:

                                        Neil Abrams, Esq.
                                        Attn: IBM
                                        Associate General Counsel
                                        Route 100
                                        Somers, NY 10559

             -First Amended and Restated Investors Rights Agreement-


                                        FOUNDERS:


                                        /s/ Robert F. Young
                                        ----------------------------------------
                                        Robert F. Young
                                        208 Veranda Court
                                        Raleigh, NC 2615


                                        /s/ Nancy R. Young
                                        ----------------------------------------
                                        Nancy R. Young
                                        208 Veranda Court
                                        Raleigh, NC 2615


                                        /s/ Marc Ewing
                                        ----------------------------------------
                                        Marc Ewing
                                        221 High Hickory Road
                                        Chapel Hill, NC 27516


                                        HENRY LEE EWING TRUST DATED
                                        SEPTEMBER 11, 1998 c/o Dan
                                        Ewing 721 SE 39th Avenue
                                        Portland, OR 97214

                                        By: /s/ Dan Ewing
                                            ------------------------------------
                                        Title: Trustee


                                        EWING CHILDREN'S TRUST
                                        DATED SEPTEMBER 11, 1998
                                        c/o Dan Ewing 721 SE 39th
                                        Avenue Portland, OR 97214

                                        By: /s/ Dan Ewing
                                            ------------------------------------
                                        Title: Trustee

             -First Amended and Restated Investors Rights Agreement-


                                        ZOE E. YOUNG TRUST
                                        DATED SEPTEMBER 11, 1998
                                        c/o William T. Jahnke
                                        271 Colonial Drive
                                        Fairfield, CT 06430

                                        By: /s/ William Jahnke
                                            ------------------------------------
                                        Title: Trustee


                                        MARGAUX A. F. YOUNG TRUST
                                        DATED SEPTEMBER 11, 1998
                                        c/o William T. Jahnke
                                        271 Colonial Drive
                                        Fairfield, CT 06430

                                        By: /s/ William Jahnke
                                            ------------------------------------
                                        Title: Trustee


                                        VICTORIA C. B. YOUNG TRUST
                                        DATED SEPTEMBER 11, 1998
                                        c/o William T. Jahnke
                                        271 Colonial Drive
                                        Fairfield, CT 06430

                                        By: /s/ William Jahnke
                                            ------------------------------------
                                        Title:  Trustee

             -First Amended and Restated Investors Rights Agreement-


                 ADDITIONAL INVESTOR COUNTERPART SIGNATURE PAGE

     The undersigned hereby executes this First Amended and Restated Investor Rights Agreement, authorizes that this signature page be attached as a counterpart to said Agreement and agrees to be bound as an Investor to said Agreement.


                                        NOVELL INC.
                                        Attn: Mr. Blake Modersitzki
                                        1555 N. Technology Way
                                        Orem, UT 84097

                                        By: /s/ Christopher Stone
                                            ------------------------------------
                                        Name: Christopher Stone
                                              ----------------------------------
                                        Title: SVP
                                               ---------------------------------

                                        Date: March 19,1999
                                              ----------------------------------

             -First Amended and Restated Investors Rights Agreement-


                 ADDITIONAL INVESTOR COUNTERPART SIGNATURE PAGE

     The undersigned hereby executes this First Amended and Restated Investor Rights Agreement, authorizes that this signature page be attached as a counterpart to said Agreement and agrees to be bound as an Investor to said Agreement.



                                        ORACLE CORPORATION
                                        Attn: Mr. Gene Frantz
                                        500 Oracle Parkway
                                        Redwood Shores, CA 94065

                                        By: /s/ Gary L. Bloom
                                            ------------------------------------
                                        Name: Gary L. Bloom
                                              ----------------------------------
                                        Title: EVP
                                               ---------------------------------

                                        with copies of notices to:

                                        Oracle Corporation
                                        Attn: General Counsel
                                        500 Oracle Parkway
                                        Redwood Shores, CA 94065

             -First Amended and Restated Investors Rights Agreement-


                 ADDITIONAL INVESTOR COUNTERPART SIGNATURE PAGE

     The undersigned hereby executes this First Amended and Restated Investor Rights Agreement, authorizes that this signature page be attached as a counterpart to said Agreement and agrees to be bound as an Investor to said Agreement.



                                        CPQ HOLDINGS, INC.
                                        Attn: Office of the General Counsel
                                        Compaq Computer Corporation
                                        20555 State Highway 249
                                        Houston, TX  77070

                                        By: /s/ John T. Rose
                                            ------------------------------------
                                        Name: John T. Rose
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        Date: 3/11/99
                                              ----------------------------------

                                        with copies of notices to:

                                        Compaq Computer Corporation
                                        Attn: Mr. Tim Yeaton
                                        110 Spit Brook Road
                                        MS ZK03-3W20
                                        Nashua, NH 03062

             -First Amended and Restated Investors Rights Agreement-


                 ADDITIONAL INVESTOR COUNTERPART SIGNATURE PAGE

     The undersigned hereby executes this First Amended and Restated Investor Rights Agreement, authorizes that this signature page be attached as a counterpart to said Agreement and agrees to be bound as an Investor to said Agreement.



                                        SAP AMERICA, INC.
                                        Attn: Legal Dept./Venture Investments
                                        3999 West Chester Pike
                                        New Town Square, PA 19073

                                        By: /s/ Kevin S. McKay
                                            ------------------------------------
                                        Name: Kevin S. McKay
                                              ----------------------------------
                                        Title: President and CEO
                                               ---------------------------------

                                        Date: 3/26/99
                                              ----------------------------------

                                        with copies of notices to:

                                        SAP LABS, INC.
                                        Attention: Exec. Vice President, Venture
                                        Fund
                                        3475 Deer Creek Road
                                        Palo Alto, CA

             -First Amended and Restated Investors Rights Agreement-


                 ADDITIONAL INVESTOR COUNTERPART SIGNATURE PAGE

     The undersigned hereby executes this First Amended and Restated Investor Rights Agreement, authorizes that this signature page be attached as a counterpart to said Agreement and agrees to be bound as an Investor to said Agreement.



                                        DELL USA L.P.
                                        Attn: Business Development
                                        One Dell Way
                                        Round Rock Texas 78682

                                        By: /s/ Alex C. Smith
                                            ------------------------------------
                                        Name: Alex C. Smith
                                              ----------------------------------
                                        Title: Alex C. Smith
                                            ------------------------------------

                                        Date: 4/1/99
                                              ----------------------------------

                                        with copies of notices to:

                                        Dell Computer Corporation
                                        Attn: General Corporate Counsel
                                        One Dell Way
                                        Round Rock, Texas 78682

                               AMENDMENT NO. 1 TO
                           FIRST AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

     This Amendment No. 1 to First Amended and Restated Investor Rights Agreement is entered into as of April 1, 1999 by and among Red Hat Software, Inc., a Delaware corporation (the "Company"), the several investors (each an "Investor" and collectively, the "Investors") named in that certain First Amended and Restated Investor Rights Agreement dated as of February 25, 1999 (the "Rights Agreement") and the several founders (each a "Founder" and collectively, the "Founders") named in the Rights Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings assigned to them in the Rights Agreement.

                                    Recitals

     A. The Company and certain of the Investors are parties to that certain Series C Convertible Preferred Stock Purchase Agreement dated as of February 25, 1999 (the "Purchase Agreement").

     B. The Company and certain of the Investors are amending, as of the date hereof, the Purchase Agreement in order to increase the number of shares of the Company's Series C Convertible Preferred Stock ("Series C Preferred") that may be sold pursuant to the Purchase Agreement.

     C. The Company, the Investors and the Founders desire to amend the Rights Agreement in order to allow the proposed purchaser of such additional Series C Preferred to receive the benefit of the rights granted to the Investors in the Rights Agreement.

     D. Pursuant to Section 5.6 thereof, the Rights Agreement may be amended with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Shares held by all Stockholders.

                                    Agreement

     1. Amendments. The Rights Agreement shall be amended as follows:

          1.1 Recital B. shall be amended and restated in its entirety as follows:

          "B. Certain Investors are purchasing, concurrently herewith, shares of capital stock of the Company pursuant to the Series C Convertible Preferred Stock Purchase Agreement of even date herewith, as amended from time to time (the "Purchase Agreement").

     2. Amendment Limited. Except as provided herein, each of the provisions of the Rights Agreement shall remain in full force and effect following the consummation of the transactions contemplated hereby and this Amendment No. 1 shall not constitute a modification, acceptance or waiver of any other provision of the Rights Agreement. Each of the parties hereto hereby confirms and ratifies all of its obligations under the Rights Agreement, as amended by this Amendment No. 1. This Amendment No. 1 shall be governed and construed in accordance with the terms of the Rights Agreement.

     3. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


     IN WITNESS WHEREOF, the Company, the Investors and the Founders have executed and delivered this Amendment No. 1 as of the date first above written.


                                        COMPANY:

                                        RED HAT SOFTWARE, INC.


                                        By: /s/ Robert F. Young
                                            ------------------------------------
                                        Name: Robert F. Young
                                        Title: CEO

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        INVESTOR:

                                        GREYLOCK IX LIMITED PARTNERSHIP

                                        By: Greylock IX GP Limited Partnership


                                        By: /s/ William Kaiser
                                            ------------------------------------
                                        Title: General Partner

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        INVESTOR:

                                        BENCHMARK CAPITAL PARTNERS II, L.P.
                                        as nominee for
                                        Benchmark Capital Partners, II, L.P.
                                        Benchmark Founders' Fund II, L.P.
                                        Benchmark Founders' Fund II-A, L.P.
                                        Benchmark Members' Fund II, L.P.

                                        By: Benchmark Capital Management
                                            Co. II, L.L.C., its general partner


                                        By: /s/ Kevin Harvey
                                            ------------------------------------
                                        Title: Managing Member

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        INVESTOR:

                                        FRANK BATTEN, JR., FRANK BATTEN,
                                        LOUIS F. RYAN, TRUSTEES OF THE FRANK
                                        BATTEN, JR. TRUST UNDER A TRUST
                                        AGREEMENT DATED APRIL 11, 1988, AS
                                        AMENDED


                                        By: /s/ Frank Batten, Jr.
                                            ------------------------------------
                                        Title: Trustee


                                        INVESTOR:

                                        1998 FRANK BATTEN, JR.
                                        GRANTOR ANNUITY TRUST


                                        By: /s/ Frank Batten, Jr.
                                            ------------------------------------
                                        Title: Trustee

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        INVESTOR:

                                        INTEL CORPORATION


                                        By: /s/ Arvind Sodhani
                                            ------------------------------------
                                        Name: Arvind Sodhani
                                              ----------------------------------
                                        Title: Vice President and Treasurer
                                               ---------------------------------

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        INVESTOR:

                                        SAP AMERICA, INC.


                                        By: /s/ Brad Brubaker
                                            ------------------------------------
                                        Name: Brad Brubaker
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        INVESTOR:

                                        NOVELL INC.


                                        By: /s/ Christopher Stone
                                            ------------------------------------
                                        Name: Christopher Stone
                                              ----------------------------------
                                        Title: SVP
                                               ---------------------------------

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        INVESTOR:

                                        ORACLE CORPORATION


                                        By: /s/ Daniel Cooperman
                                            ------------------------------------
                                        Name: Daniel Cooperman
                                              ----------------------------------
                                        Title: Senior VP, Gen. Counsel
                                               and Secretary
                                               ---------------------------------

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        INVESTOR:

                                        INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION


                                        By: /s/ J.E. Newman
                                            ------------------------------------
                                        Name: J.E. Newman
                                              ----------------------------------
                                        Title: VP Business Development
                                               ---------------------------------

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        INVESTOR:

                                        Dell USA L.P.

                                        By: Dell Gen. P. Corp, General Partner


                                        By: /s/ Alex C. Smith
                                            ------------------------------------
                                        Name: Alex C. Smith
                                              ----------------------------------
                                        Title: Vice Presicent
                                               ---------------------------------

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        INVESTOR:

                                        NETSCAPE COMMUNICATIONS
                                        CORPORATION


                                        By: /s/ Kent Walker
                                            ------------------------------------
                                        Name: Kent Walker
                                              ----------------------------------
                                        Title: Assistant Secretary
                                               ---------------------------------

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        FOUNDERS:



                                             /s/ Robert F. Young
                                        ----------------------------------------
                                        Robert F. Young



                                             /s/ Nancy F. Young
                                        ----------------------------------------
                                        Nancy R. Young



                                             /s/ Marc Ewing
                                        ----------------------------------------
                                        Marc Ewing


                                        HENRY LEE EWING TRUST
                                        DATED SEPTEMBER 11, 1998


                                        By: /s/ Dan Ewing
                                            ------------------------------------
                                        Title: Trustee


                                        EWING CHILDREN'S TRUST
                                        DATED SEPTEMBER 11, 1998


                                        By: /s/ Dan Ewing
                                            ------------------------------------
                                        Title: Trustee


                                        ZOE E. YOUNG TRUST
                                        DATED SEPTEMBER 11, 1998


                                        By: /s/ William Jahnke
                                            ------------------------------------
                                        Title: Trustee

   - Amendment No. 1 to First Amended and Restated Investor Rights Agreement -


                                        MARGAUX A. F. YOUNG TRUST
                                        DATED SEPTEMBER 11, 1998


                                        By: /s/ William Jahnke
                                            ------------------------------------
                                        Title: Trustee


                                        VICTORIA C. B. YOUNG TRUST
                                        DATED SEPTEMBER 11, 1998


                                        By: /s/ William Jahnke
                                            ------------------------------------
                                        Title:  Trustee